PROSPECTUS SUPPLEMENT
                               DATED JULY 19, 2002

                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2002
                        AND SUPPLEMENTED ON JUNE 24, 2002

                   THE ACHIEVEMENT SERIES AND EDUCATOR SERIES
    AN INDIVIDUAL & GROUP FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACT

                                    ISSUED BY
                       CONSECO VARIABLE ANNUITY ACCOUNT E
                                       AND
                       CONSECO VARIABLE INSURANCE COMPANY


     Conseco, Inc., the ultimate parent of Conseco Variable Insurance Company ("CVIC"), has entered into a purchase agreement dated as of July 18, 2002 (the "Agreement"), with inviva, inc ("inviva"). The Agreement provides for the acquisition of CVIC by inviva. The acquisition is currently expected to be completed on September 30, 2002. The completion of the transaction is subject to various contingencies and to the receipt of all regulatory approvals. Following the completion of the transaction, CVIC will continue to be responsible for all contracts issued by it.

     Inviva is a holding company that owns The American Life Insurance Company of New York.


PLEASE USE THIS SUPPLEMENT WITH YOUR CONSECO ACHIEVEMENT SERIES AND EDUCATOR SERIES PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.


                                                                        CV-ACCTE